UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

CinCor Pharma, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-41201	36-4931245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 6th Floor Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

(844) 531-1834

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On December 17, 2021, CinCor Pharma, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No.: 333-261738) with the Securities and Exchange Commission, which was subsequently amended (the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement final annual, performance-based bonus amounts payable to the Company’s named executive officers with respect to performance during the Company’s fiscal year ended December 31, 2021 (the “FY 2021 Annual Incentive Bonuses”) because the FY 2021 Annual Incentive Bonuses had not yet been determined at the time the Registration Statement was filed.

On January 25, 2022, the Board of Directors of the Company (the “Board”), upon recommendation by the Compensation Committee (the “Committee”) of the Board, confirmed and approved the FY 2021 Annual Incentive Bonuses for Marc de Garidel, the Company’s Chief Executive Officer, Mary Theresa Coelho, M.B.A., the Company’s Executive Vice President, Chief Financial Officer and Chief Business Development Officer, and Mason Freeman, M.D., the Company’s Executive Vice President, Clinical Development. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the FY 2021 Annual Incentive Bonuses and revised total compensation figures for the Company’s fiscal year ended December 31, 2021 for each of the foregoing named executive officers. No other amounts have changed and are qualified in their entirety by reference to the full text of the Summary Compensation Table in the section titled “Executive Compensation-Summary Compensation Table” in the Registration Statement, which is incorporated herein by reference. A narrative of the Summary Compensation Table is set forth in the section titled “Executive Compensation-Narrative to the Summary Compensation Table” in the Registration Statement, which is incorporated herein by reference.

The “Non-Equity Incentive Plan Compensation” column of the following table sets forth the amounts of the FY 2021 Annual Incentive Bonuses approved by the Board for each of the named executive officers set forth below:

2021 Summary Compensation Table

The following table sets forth information concerning the compensation of the Company’s named executive officers who were eligible to receive FY 2021 Annual Incentive Bonuses for the fiscal year ended December 31, 2021.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)	Total ($)
Marc de Garidel
Chief Executive Officer	2021	250,000	—	8,807,859	256,507	(2)	30,355	9,344,721
Mary Theresa Coelho, M.B.A.
Executive Vice President, Chief Financial Officer and Chief Business Development Officer	2021	70,385	50,000	2,697,244	147,637	(3)	16,165	2,981,431
Mason Freeman, M.D.
Executive Vice President, Clinical Development	2021	80,000	—	1,783,119	91,562	(4)	2,000	1,956,681

(1)

Salary amounts represent actual amounts paid during 2021. See the section titled “Executive Compensation-Narrative to the Summary Compensation Table” in the Registration Statement, which is incorporated herein by reference.

(2)

Represents (i) Mr. de Garidel’s fiscal 2021 performance-based cash bonus (pro-rated for the portion of fiscal 2021 in which Mr. de Garidel was employed by the Company) in the amount of $131,507, and (ii) a fiscal 2021 discretionary bonus for Mr. de Garidel’s extraordinary performance in connection with the Company’s initial public offering in the amount of $125,000.

(3)

Represents (i) Ms. Coelho’s fiscal 2021 performance-based cash bonus (pro-rated for the portion of fiscal 2021 in which Ms. Coelho was employed by the Company) in the amount of $35,137, and (ii) a fiscal 2021 discretionary bonus for Ms. Coelho’s extraordinary performance in connection with the Company’s initial public offering in the amount of $112,500.

(4)

Represents (i) Dr. Freeman’s fiscal 2021 performance-based cash bonus (pro-rated for the portion of fiscal 2021 in which Dr. Freeman was employed by the Company) in the amount of $31,562, and (ii) a fiscal 2021 discretionary bonus for Dr. Freeman’s extraordinary performance in connection with the Company’s initial public offering in the amount of $60,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CinCor Pharma, Inc.

Dated: January 28, 2022	By:	/s/ Marc de Garidel
Marc de Garidel
Chief Executive Officer